Filed Pursuant to Rule 497(e)

Registration Statement Nos. 333 – 145064

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

TIAA-CREF LIFE INSURANCE COMPANY

PROSPECTUS SUPPLEMENT NUMBER (2)

Dated October 31, 2025, to the:

Intelligent Variable Annuity® Prospectus dated May 1, 2025, as supplemented June 13, 2025.

This supplement amends certain disclosures in the above-referenced prospectus for the Contracts with the same name. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

The boards of directors of Teachers Insurance and Annuity Association of America (“TIAA”) and TIAA-CREF Life Insurance Company (“TIAA Life”) have approved the merger of TIAA Life into its parent company, TIAA (the “Merger”). The Merger will be effective at the close of business on December 31, 2025, pending regulatory approval.

The Merger will not affect the terms of, or the rights and obligations under, the Contract, other than to reflect the change to the company that provides your Contract benefits from TIAA Life to TIAA.

After October 31, 2025, the Intelligent Variable Annuity Contract will no longer be available for new sales.

If you have any questions about the Merger, please contact us at (800) 842-2252, on Monday through Friday from 8:00 AM to 5:00 PM EST, or at TIAAMerger2025@TIAA.org.

PIKE10 (10/25)